EXHIBIT 99.1

Volkswagen Auto Loan Enhanced Trust 2003-1		Input
MONTHLY SERVICER CERTIFICATE
For the collection period ended 2-26-2005	Data Current as of 03/15/2005 9:52:57 AM

A.	DATES			Begin	End	# days

1	Determination Date				3/17/2005

2	Payment Date				3/21/2005

3	Collection Period			1/30/2005	2/26/2005	28

4	Monthly Interest Period — Actual/360			2/22/2005	3/20/2005	27

5	Monthly Interest - 30/360					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	315,000,000.00	—	—	—	—
7	Class A-2 Notes	370,000,000.00	—	—	—	—
8	Class A-3 Notes	385,000,000.00	340,616,553.56	27,031,433.96	313,585,119.60	0.8145068
9	Class A-4 Notes	214,173,000.00	214,173,000.00	—	214,173,000.00	1.0000000
10	Class B Notes	29,559,766.00	29,559,766.00	—	29,559,766.00	1.0000000

11	Total Securities	$1,313,732,766.00	$584,349,319.56	$27,031,433.96	$557,317,885.60

12	Net Pool Balance	$1,334,414,493.82	$592,592,753.84		$565,118,456.21

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes	1.0050%	—	—	—	—
14	Class A-2 Notes	1.1100%	—	—	—	—
15	Class A-3 Notes	1.4900%	422,932.22	1.2416667	27,454,366.18	80.6019728
16	Class A-4 Notes	1.9300%	344,461.58	1.6083333	344,461.58	1.6083333

	Total Securities		767,393.80		27,798,827.76

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received					17,145,700.07
18	Scheduled Interest Payments Received					1,855,406.92
19	Prepayments of Principal Received					199,855.89
20	Liquidation Proceeds					9,838,536.68
21	Recoveries Received					221,803.00
22	Other Payments Received to Reduce Principal					—

23	Subtotal: Total Collections					29,261,302.56

24	Repurchased Receivables					—
25	Reserve Account Excess Amount (Item 85)					17,827.94

26	Total Available Funds, prior to Servicer Advances					29,279,130.50

27	Servicer Advance (Item 68)					—

28	Total Available Funds + Servicer Advance					29,279,130.50

29	Reserve Account Draw Amount (Item 71)					—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount					29,279,130.50

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)					—
32	Servicing Fees (Item 38)					486,957.77
33	Class A Noteholder Interest (Item 47)					767,393.80
34	Principal Distribution Amount (Item 72)					27,031,433.96
35	Amount Paid to Reserve Account to Reach Specified Balance					—
36	Other Amounts Paid to Trustees					—

37	Remaining Funds to Certificateholder					993,344.98

	Distribution Detail:	Due	Shortfall	Paid

38	Servicing Fees	486,957.77	—	486,957.77

	Pro rata:
39	Class A-1 Interest	—	—	—
40	Class A-2 Interest	—	—	—
41	Class A-3 Interest	422,932.22	—	422,932.22
42	Class A-4 Interest	344,461.58	—	344,461.58
43	Class A-1 Interest Carryover Shortfall	—	—	—
44	Class A-2 Interest Carryover Shortfall	—	—	—
45	Class A-3 Interest Carryover Shortfall	—	—	—
46	Class A-4 Interest Carryover Shortfall	—	—	—

47	Class A Noteholder Interest	767,393.80	—	767,393.80

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance — All Classes			584,349,319.56
49	Beginning Net Pool Balance		592,592,753.84
50	Receipts of Scheduled Principal		(17,145,700.07)
51	Receipts of Prepaid Principal		(199,855.89)
52	Liquidation Proceeds		(9,838,536.68)
53	Other Collections of Principal		—
54	Principal Amount of Repurchases		—
55	Principal Amount of Defaulted and Terminated Receivables		(290,204.99)

56	Ending Net Pool Balance		565,118,456.21
57	Yield Supplement Overcollateralization Amount		7,800,570.61

58	Adjusted Pool Balance		557,317,885.60
59	Less: Adjusted Pool Balance — End of Collection Period			557,317,885.60

60	Calculated Principal Distribution Amount			27,031,433.96

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)			29,279,130.50
62	Less: Prior Advance Reimbursement (Item 31)			—
63	Less: Servicing Fees Paid (Item 32)			486,957.77
64	Less: Interest Paid to Noteholders (Item 33)			767,393.80
65	Less: Calculated Principal Distribution (Item 60)			27,031,433.96

66	Equals: Remaining Available Funds before Servicer Advance			993,344.98
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)			N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)			—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)			993,344.98
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)			—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)			—

72	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)			27,031,433.96

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance			—
74	Less: Prior Advance Reimbursement			—
75	Plus: Additional Payment Advances for Current Period			—

76	Ending Balance of Payment Advance			—

F.	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance			9,852,995.74
78	Initial Reserve Account Balance			6,568,663.83

79	Beginning Reserve Account Balance			9,852,995.74
80	Plus: Net Investment Income for the Collection Period			17,827.94

81	Subtotal: Reserve Fund Available for Distribution			9,870,823.68
82	Plus: Deposit of Excess Available Funds (Item 35)			—
83	Less: Reserve Account Draw Amount (Item 71)			—

84	Subtotal Reserve Account Balance			9,870,823.68
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)			17,827.94

86	Equals: Ending Reserve Account Balance			9,852,995.74

87	Change in Reserve Account Balance from Immediately Preceding Payment Date			—

G.	POOL STATISTICS

	Collateral Pool Balance Data:		Initial	Current

88	Net Pool Balance		1,334,414,494	565,118,456
89	Number of Current Contracts		74,039	49,411
90	Weighted Average Loan Rate		4.21%	4.08%
91	Average Remaining Term		51.9	33.0
92	Average Original Term		55.6	58.3

				Outstanding
	Net Credit Loss and Repossession Activity:		Units	Principal Balance

93	Aggregate Outstanding Principal Balance of Charged Off Receivables		21	290,205
94	Liquidation Proceeds on Related Vehicles			—
95	Recoveries Received on Receivables Previously Charged Off			221,803

96	Net Principal Losses for Current Collection Period		21	68,402

97	Beginning Net Principal Losses		572	5,212,237
98	Net Principal Losses for Current Collection Period		21	68,402

99	Cumulative Net Principal Losses		593	5,280,639

				Outstanding
	Delinquencies Aging Profile — End of Period:	Percentage	Units	Principal Balance

100	Current	99.46%	49,154	562,041,443
101	31 - 60 Days Delinquent	0.50%	234	2,815,671
102	61 - 90 Days Delinquent	0.05%	23	261,343

103	Total	100.00%	49,411	565,118,456

			January (Reported)	January (Revised)
*Beginning Net Principal Losses reflects changes to the calculation of recoveries received:			$1,962,596.82	$5,212,237.17